                                                                   EXHIBIT 10.24

JTC(L)3729/199/MT                                [JTC LOGO]
                                                 Corporation

12 January 2001

                                                 JTC Corporation
                                                 JTC East Zone Office
                                                 25 Kallang Avenue #05-01
TRIO-TECH INTERNATIONAL PTE LTD                  Singapore 339416
BLOCK 1008 TOA PAYOH NORTH
#03-09                                           telephone   1800-299 9405
SINGAPORE 318996                                 facsimile   885 4232
ATTN : MS BETTY ANG                              email       feedback@jtc.gov.sg
                                                 website     www.jtc.gov.sg
                                                 BY REGISTERED & FAX
                                                 FAX: 2596355

                                   [ILLEGIBLE]

Dear Sirs,

1. We are pleased to offer a tenancy of the Premises (as hereinafter defined) subject to the following covenants, terms and conditions in this letter and in the annexed Memorandum of Tenancy for Ground Site ("the Offer"):

1.01 LOCATION AND AREA:

     a)   #01-S3

          The area of 106.10 square metres as delineated and edged in the plan attached hereto known as Private Lot A4551J (the" Premises"); and

     b)   #01-S4

          The area of 45.10 square metres as delineated and edged in the plan attached hereto known as Private Lot A45S1K( the" Premises").

1.02 TERM OF TENANCY:

     3 years ("the Term") with effect from 1 October 2000 ("the Commencement Date").

1.03 RENT:

     $1,020.00 and $440.00 PER MONTH, RESPECTIVELY ("Rent") to be paid without demand and in advance without deduction on the 1st day of each month of the year (i.e. 1st of January, February, March, etc.), The next payment shall be made on 1 October 2000.

                                                  [Received - 12 JAN 2001 Stamp]

         1.04     REINSTATEMENT DEPOSIT:

                  Dollars $22,950.00 and $21,250.00 respectively payable without demand at the time of the acceptance of this Offer, without prejudice to our right of deduction under clause 1.06.

         1.05     TENANCY AGREEMENT:

                  Upon due acceptance of the Offer in accordance with paragraph 2, you shall have entered into a tenancy agreement with us ("the Tenancy") and will be bound by the covenants, terms and conditions thereof.

                  In the event of any inconsistency or conflict between any covenant, term or condition of this letter and the Memorandum of Tenancy for Ground Site, the relevant covenant, term or condition in this letter shall prevail.

         1.06     SECURITY DEPOSIT/BANKER'S GUARANTEE:

                  You will at the time of acceptance of the Offer be required to place with us a deposit of $4,380.00 equivalent to 3 months' Rent ("Security Deposit") as security against any breach of the covenants, terms and conditions in the Tenancy.

                  The Security Deposit may be in the form of cash and/ or acceptable Banker's Guarantee in the form attached (effective from 1 OCTOBER 2000 to 31 MARCH 2004) and/or such other form of security as we may in our absolute discretion permit or accept.

                  The Security Deposit must be maintained at the same sum throughout the Term and shall be repayable to you without interest, or returned to you for cancellation, after the termination of the Term (by expiry or otherwise), as the case may be, subject to appropriate deductions or payment to us for damages or other sums due under the Tenancy.

         1.07     MODE OF PAYMENT:

                  Except for the payment to be made with your letter of acceptance pursuant to paragraph 2 of this letter, during the Term you shall pay Rent with GST thereon by interbank GIRO or any other mode to be determined by us.

                  You have an existing account with us from which we will deduct the aforesaid payments. You are therefore not required to submit a duly completed GIRO form as part of the Mode of Acceptance herein unless you wish to have a separate GIRO account to meet the aforesaid payments.

[RECEIVED STAMP 12 JAN 2001]

         1.08     PERMITTED USE:

                  #01-S3
                  Subject to clause 1.11, you shall at all times use the WHOLE of the Premises for the purpose of POWERGRID STATION and its ancillaries only ( the "Ground Site Installation") and for no other purpose whatsoever; and

                  #01-S4
                  Subject to clause 1.11, you shall at all times use the WHOLE of the Premises for the purpose of TRANSFORMER ROOM and its ancillaries only (the "Ground Site Installation") and for no other purpose whatsoever

         1.09     APPROVALS

                  The Tenancy is subject to approvals being obtained from the relevant governmental and statutory authorities.

         1.10     PREPARATION AND SUBMISSION OF PLANS:

                  (a) No alteration, addition, improvement, erection, installation or interference to or in the Premises or the fixtures and fittings therein is permitted without our prior written consent and the approval of the relevant governmental and statutory authorities. Your attention is drawn to clauses 2.10 to 2.19 and
                           2.34 of the Memorandum of Tenancy for Ground Site.

                  (b) You shall be required to engage a qualified architect or engineer to prepare and submit plans showing the layout of all installations including any alterations and additions which you may wish to make.

                  (c) Upon due acceptance of the Offer, a copy of the floor and elevation plans (transparencies) will be issued to you to assist in the preparation of the plans required herein. It is important that you should proceed with the preparation and submission of the plans in accordance with the procedures set out in the attached "Guide".

                  (d) No work shall commence until the plans have been approved by us and the relevant governmental and statutory authorities.

         1.11     FINAL INSPECTION:

                  You shall ensure that final inspection by us of all installations is carried out and our approval of the same is obtained before any operations in the Premises may be commenced.

[RECEIVED STAMP 12 JAN 2001]

         1.12     SPECIAL CONDITIONS:

                  a)       SITING OF GROUND SITE INSTALLATION:

                           The Ground Site Installation shall be sited at least
                           1.5 metres away from any existing service line underground.

                  b) ERECTION OF LOUVRED PANELS AROUND PREMISES/GROUND SITE INSTALLATION:

                           Without prejudice to the generality of clauses 2.10, 2.12, 2.21 and 2.32 and our rights in clause 4.07 of the Memorandum of Tenancy for Ground Site, you shall within a month of the Commencement Date erect around the *Premises / Ground Site Installation anodised louvred panels or any other type of fencing as may be stipulated by us and ensure that the said louvred panels or fencing is maintained in good and tenantable repair and condition at all times during the Term.

                  (c)      DETERMINATION OF TENANCY:

                           The Tenancy of the Premises shall be determined at any time either:-

                           (i) at the expiry of a three-month written notice, as from the date of the said notice, from the Landlord to the Tenant; OR

                           (ii)     at the determination ( by expiry or
                                    otherwise ) of the Tenant's tenancy at the factory units at BLOCKS 1004 & 1008 TOA PAYOH NORTH (the "Principal Unit") in respect of which the Ground Site Installation serves.

                           In either event, we shall not be held responsible or liable for any cost, damage, loss or expense arising therefrom.

         2.       MODE OF ACCEPTANCE:

                  The Offer shall lapse if we do not receive the following by 2 FEBRUARY, 2001.

                  - Duly signed Letter of Acceptance of all the covenants, terms and conditions in the tenancy in the form enclosed at the Appendix (Please date as required in the Appendix);

                  - Payment of the sum $54,554.75 (inclusive of GST) arrived at paragraph 4.

[RECEIVED STAMP 12 JAN 2001]

                           Alternatively, please let us have your remittance of $5,974.75 (Inclusive of GST) and the Banker's Guarantee (in lieu of the three months' cash deposit) for the sum of $49,680.00

         3. Please note that payments made prior to your giving us the other items listed above may be cleared by and credited by us upon receipt. However, if the said other items are not forthcoming from you within the time stipulated herein, the Offer shall lapse and there shall be no contract between you and us arising hereunder. Any payments received shall then be refunded to you without interest and you shall have no claim of whatsoever nature against us,

         4.       THE TOTAL AMOUNT PAYABLE IS AS FOLLOWS:

----------------------------------------------------------------------------------------------------------------------------
A4651J                                                     AMOUNT                +3% GST
----------------------------------------------------------------------------------------------------------------------------
Rent per month on 106.10 sqm for the
period 1 October 2000 to 31 January
2001                                              $ 4,080.00

Less:
3% property tax rebate                            $   122.40

                                                                 $ 3,957.60     $   118.73      [RECEIVED STAMP 12 JAN 2001]

Deposit equivalent to three months'
rent and service charge (or Banker's
Guarantee provided in accordance with
sub-paragraph 1, 06 above)                                       $ 3,080.00

Reinstatement Deposit                                            $22,950.00

Stamp fee payable on Letter of
Acceptance which will be stamped by
JTC on your behalf                                               $   140.00                     [RECEIVED STAMP 12 JAN 2001]

      Sub-Total Payable                                          $30,107.80     $   118.73
                                                                 ----------
Add: GST + 3%                                                    $   118.73

      Total Payable Inclusive of GST                             $30,226.33                     [RECEIVED STAMP 12 JAN 2001]
                                                                 ==========
                                                         b/f     $30,226.33

Rental For October                                $  5834.75
Stamp Fee                                         $   140.00
                                                  ----------
Prepare ???                                       $  5974.75
                                                  ==========
Rental Deposit (3 Months)                         $ 48580.00
                                                  ==========
 (Exclude GST & Rebate).

------------------------------------------------------------------------------------------
A4551K                                                     AMOUNT                +3 % GST
------------------------------------------------------------------------------------------
                                                         c/f     $30,226.33

RENT per Month on 45.10 sqm for the               $ 1,760.00
period 1 October 2000 to 31 January
2001

Less:
3% property tax rebate                            $    52.80

                                                                 $ 1,707.20     $    51.22

Deposit equivalent to three months'
rent and service charge (or Banker's
Guarantee provided in accordance
With sub-paragraph 1.06 above)                                   $ 1,320.00

Reinstatement Deposit                                            $21,250.00

      Sub-Total Payable                                          $54,503.53     $    51.22
                                                                 ----------
Add: GST + 3%                                                    $    51.22

      Total Payable Inclusive of GST                             $64,664.75
                                                                 ==========

         5.       Variation of Tenancy:

                  The above constitutes the full terms and conditions governing the Offer and no terms or representation or otherwise, whether express of Implied, shall form part of the Offer other than what is contained herein. Any variation, modification, amendment, deletion, addition or otherwise of the terms of the Offer shall not be enforceable unless agreed by both parties and reduced in writing by us.

                  Yours faithfully

                  MABEL TAN (MISS)
                  ASST MANAGER (LEASE MGT)
                  JTC EAST ZONE
                  CUSTOMER SERVICES GROUP

[RECEIVED STAMP 12 JAN 2001]

                                                                     [ILLEGIBLE]
                                                                      Appendix 1

                  DRAFT OF LETTER OF ACCEPTANCE AND UNDERTAKING
                        (Please use company's letterhead)

Date: < To be dated on the day this
      letter is forwarded to JTC >

CUSTOMER SERVICES GROUP
JTC EAST ZONE OFFICE
BLK 25 KALLANG AVENUE #05-01
SINGAPORE 339416

ATTN: MS MABEL TAN

ACCEPTANCE OF OFFER OF TENANCY FOR THE PREMISES AT BLK 1004 TOA PAYOH NORTH #01-S3 & #01-S4

1. We refer to your letter of offer dated 12 JANUARY 2001 for the Tenancy and hereby confirm our acceptance of all the covenants, terms and conditions stipulated therein.

*2a.     We enclose herewith a cheque for the sum of the amount of $54,554.75 as confirmation of our acceptance.

*2b.     We enclose herewith a cheque for the amount of $5,974.75 and the
Banker's Guarantee for $48,580,00 as security deposit as confirmation of our acceptance.

________________________________________
Signature of authorised signatory
Name of authorised signatory;
Designation:

FOR AND ON BEHALF OF:

________________________________________
TRIO-TECH INTERNATIONAL PTE LTD

IN THE PRESENCE OF:

________________________________________
Name of witness:
NRIC No:

* Please omit If not applicable

                                                  [Received - 12 jan 2001 Stamp]

BOTH THE TENANT AND THE BANK (OR FINANCE COMPANY) SHOULD PLEASE READ CAREFULLY EVERYTHING IN THESE INSTRUCTIONS AND THE ATTACHED SPECIMEN GUARANTEE FORM

                                  INSTRUCTIONS

NOTE 1      :     A Tenant can choose to give a Banker's Guarantee (or Finance
                  Company's Guarantee) instead of a cash deposit. If a Tenant chooses to give the Guarantee, these Instructions and the attached Guarantee Form should be given to the Bank (or
                  Finance Company).

NOTE 2(a)   :     The amount of the Guarantee shall be equal to the cash
                  security deposit to be placed with JTC under the renewed term of the tenancy. However, If both the Tenant and the Bank/Finance Company want the amount guaranteed to be a round figure, the amount should be rounded to the nearest higher figure.

      (b)   :     As the Guarantee is intended to be an alternative to the cash deposit, the Tenant also need not place a cash deposit with JTC for the renewal term of the tenancy if the Guarantee is given to JTC.

NOTE 3      :     The specimen Guarantee Form attached provides the exact form of the Guarantee to be executed by the Bank (or Finance
                  Company) on the banks (or Finance Company's) letterhead. The
                  Tenant must supply to the Bank (or Finance Company) particulars for the Bank (or Finance Company) to fill In the blanks shown in the specimen Guarantee Form, The particulars required are indicated In small print in the specimen
                  Guarantee Form.

TA(FF&SF)Renewal of Tenancy With BG/Amdt July 95

[RECEIVED STAMP 12 JAN 2001]

                                                              BG NO: ___________

                                   GUARANTEE

To; Jurong Town Corporation
    Customer Services Group
    JTC East Zone Office
    Blk 25 kallang Avenue #05-01
    Singapore 318996

WHEREAS:

TRIO-TECH INTERNATIONAL PTE LTD of BLK 1008 TOA PAYOH NORTH #03-09 S-318996 is a tenant of the premises known as BLK 1004 TOA PAYOH NORTH #01-S3 and #01-S4 ("the Premises") pursuant to a letter of offer dated 12 January 2001 from Jurong Town Corporation ("JTC") to and duly accepted by the Tenant ("the Tenancy", which expression shall Include any written amendments made to the Tenancy from time to time),

IN CONSIDERATION OF your agreeing to grant the Tenancy and pursuant to a term of the Tenancy, we, the undersigned, hereby unconditionally Undertake to pay to you from time to time on first demand the sum or aggregate sums not exceeding $48,580.00 ("the Full Guaranteed Sum") If accompanied by your statement that the Tenant Is In breach of any of the Tenant's obligations to you under the Tenancy and that the amount demanded is due and payable to you and remains unpaid provided that our liability under this Guarantee shall not exceed the Full Guaranteed Sum.

Our liability under this Guarantee shall be that of a principal debtor and not by way of surety and such liability shall not be discharged or affected by any event, act or omission whereby our liability would have been discharged if we had been a surety.

This Guarantee Is valid from 1 Oct 2000 and shall expire on 31 Mar 2004 ("the expiry period") and our liability hereunder shall cease in respect of any claims made after the expiry period.

Notwithstanding that this Guarantee may not have expired, our liability hereunder shall cease forthwith upon our paying to you the Full Guaranteed Sum to be held by you as a security deposit under the Tenancy.

Names                  : _______________________       _______________________

Designations           : _______________________       _______________________

Authorised Signature   : _______________________       _______________________

Date                   : _______________________

Bank/Financial Institution Address :  ________________________________________

Bank/Financial Institution Stamp :

[RECEIVED STAMP 12 JAN 2001]

[TRIO-TECH INTERNATIONAL LOGO]                                      LOS ANGELES
                                                                    SINGAPORE
                                                                    DUBLIN
                                                                    PENANG
                                                                    KUALA LUMPUR
                                                                    BANGKOK

         12 January 2001                                        BY HAND

         Customer Services Group
         JURONG TOWN CORPORATION EAST ZONE OFFICE
         Block 25 Kallang Avenue #05-01
         Singapore 339416

         (Attention: Ms Mabel Tan)

         ACCEPTANCE OF OFFER OF TENANCY FOR THE PREMISES AT BLOCK 1004 TOA PAYOH NORTH #01-S3 TO #01-S4 TOA PAYOH INDUSTRIAL ESTATE SINGAPORE 318995

         1. We refer to your letter dated 12 January 2001 for the Tenancy and hereby confirm our acceptance of all the covenants, terms and conditions stipulated therein.

         2. We enclose herewith a cheque for the amount of S$5,974.75 and the Banker's Guarantee for S$48,580.00 as security deposit as confirmation of our acceptance.

                                                /s/ Mrs Lee-Soon Siew Kuan
         --------------------------------------------------------------------
         Name of authorized signatory   :       Mrs Lee-Soon Siew Kuan
         Designation                    :       Director of Logistics
         FOR AND ON BEHALF OF

         TRIO-TECH INTERNATIONAL PTE LTD

         IN THE PRESENCE OF

                                                /s/ Ms Lim Jun Zsan
         --------------------------------------------------------------------
         Name of Witness                :       Ms Lim Jun Zsan
         NRIC No.                       :       S73495051

                                  [ILLEGIBLE]

                                  [ILLEGIBLE]

          APPLICATION FOR *LETTER OF GUARANTEE/STANDBY LETTER OF CREDIT

To:      Standard Chartered Bank
         Singapore                                         Date: 16 January 2001

FROM:    Name and Address

         TRIO-TECH INTERNATIONAL PTE LTD.       Ref: ______________________
         BLK 1008, TOA PAYOH NORTH,             Contact person Jenny Gan.
         #03-09, SINGAPORE 318996,              Telephone No. 3549785.

*I/We hereby request you to *issue/renew/request your correspondent bank to *issue/renew on *my/our behalf a *Letter of Guarantee/Standby Letter of Credit, details as follows, and *I/we agree to abide by the INDEMNITY appearing on the reverse hereof:-

Beneficiary: Name and Address                   Validity:

         Jurong Town Corporation,               Effective date : 1 October 2000,
         Customer Services Group,               Expiry date : 31 March 2004,
         JTC East Zone Office                   *Claim period/Claim expiry date:
         BLk 25, Kallang Avenue #05-01;5318996,

Amount: 48,580.00               Words: Fourty - Eight thousand and Five Hundred
                                       Eighty Only.

Purpose:

Security Deposit Equivalent to 3 months Rental-Blk 1004, #01-53, #01-54

Format/Text: *Enclosed    If renewal, no. of *LG/SBLC to be renewed:___________

________________________________________________________________________________
Special instructions:

FORMAT AS PER ATTACHED SPECIMEN,

Please debit *our account No. 1806899156 with your charges and your correspondent bank's charges if any.

*I/We authorise you at any time, if you think fit, without reference to *me/us to debit*our account (whether current or otherwise) to make a deposit/to earmark our current account to the extent of all such sum or sums of monies which you are liable under this *Letter of Guarantee whether before or after (the beneficiary of the *Letter of Guarantee has made a claim on you for payment.

*Delete whichever is inapplicable

                                          /s/ [ILLEGIBLE]
                                          [SEAL]
                                          ------------------------------
(Please see overleaf)                     Authorised signatures & company's shop

--------------------------------------------------------------------------------

For Bank Use     Margin Held:_________________    *LG/SBLC No:_________________

Data Entry By: _____________   Released By: ______________   Offering: Y / N

Signature Verified By: _________________

                                                                       Form CGTI